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                                                                 EXHIBIT 10.10.6

                                AMENDMENT TO THE
                          PULITZER PUBLISHING COMPANY
                  SUPPLEMENTAL EXECUTIVE BENEFIT PENSION PLAN
                             DATED NOVEMBER 6, 1987

     Effective November 6, 1987, Pulitzer Publishing Company hereby amends the Pulitzer Publishing Company Supplemental Executive Benefit Pension Plan as contained herein.

     All references to "The Pulitzer Publishing Company" are hereby deleted and replaced by "Pulitzer Publishing Company."

     IN WITNESS WHEREOF, this amendment was executed this 6th day of November, 1987, to be effective November 6, 1987.

ATTEST (SEAL)                             PULITZER PUBLISHING COMPANY

/s/ R. TAYLOR                             By /s/ RONALD H. RIDGWAY
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                                            Senior Vice President -- Finance